                                                                   Exhibit 10.4

                               AMENDMENT NO. 1 TO THE
                 ARM FINANCIAL GROUP, INC. 1997 EQUITY INCENTIVE PLAN

     WHEREAS, ARM Financial Group, Inc., a Delaware corporation (the "Company"), has adopted the ARM Financial Group, Inc. 1997 Equity Incentive Plan (the "Plan"; terms used herein without definition shall have the meanings ascribed to them as set forth in the Plan);

     WHEREAS, Section 17 of the Plan permits the Compensation Committee of the Board of Directors of the Company to amend the Plan at any time and from time to time in whole or in part; and

     WHEREAS, the Compensation Committee desires to amend the Plan in the manner set forth below.

     NOW, THEREFORE, the Plan is hereby amended as follows:

     1. Paragraph (a) under the definition of "CHANGE IN CONTROL" in Section 2 of the Plan is hereby amended by deleting reference to "20%" and substituting in its place "51%".

     2. Except as set forth herein, the Plan is hereby ratified and confirmed in all respects.


     IN WITNESS WHEREOF, this Amendment No. 1 to the ARM Financial Group, Inc. 1997 Equity Incentive Plan has been executed as of the 22nd day of February, 1999.


                                   ARM FINANCIAL GROUP, INC.


                                   By:
                                          ----------------------------------
                                   Name:  Martin H. Ruby
                                   Title: Chairman and Chief Executive Officer

ATTESTED TO:


By:
       ---------------------------------
Name:  Patricia L. Tackett
Title: Secretary